PropNex
480 Lorong 6 Toa Payoh, #10/11-01 HDB Hub East Wing, Singapore 310480 • Tel: (65) 6820 8000, Fax: (65) 6829 6600 • www.PropNex.com

OFFER TO PURCHASE

Re: Property known as 23 UBI CRESCENT SINGAPORE 408579

I/We the undersigned (hereinafter called "the Purchaser"), hereby make an offer of Singapore Dollars FOUR MILLION TWO HUNDRED TWENTY-ONE THOUSAND EIGHT HUNDRED AND EIGHTY-EIGHT ONLY (S$4,221,888.00) to purchase the abovementioned property through **PROPNEX REALTY PTE LTD.** (hereinafter called "the Broker") subject to the following terms and conditions:

1. Option period: FOURTEEN days; Completion Date: 1ST APRIL 2021
2. Vacant possession/~~subject to existing tenancy.~~
3. The sale of the above property is subject to the attached Option/~~HDB Sale & Purchase Agreement~~, copy of which is signed by me/us or subject to the Option to Purchase Agreement being approved by both the Vendor and me/us.
4. Within one (1) working day (by 4.00 p.m. 6/1/2021), the Vendor of the above property must either accept or reject this offer failing which this offer shall lapse. If rejected, the option money will be returned to me/us without any interest thereon and thereafter neither party shall have any claim against the other. If accepted, the Vendor shall deliver to me/us the Option to Purchase Agreement duly signed by the Vendor within the time stipulated above and all monies paid will be NON-REFUNDABLE.
5. Offer is only valid together with the sale of 25 UBI CRESCENT SINGAPORE 408580.

Enclosed herewith the amount of S$42,218.88 (cheque no. HSBC 465839) (hereinafter called the "Cheque") made payable to ADVANCED MANUFACTURING CORPORATION PTE. LTD. (the Vendor) being option money for the purchase of the abovementioned property.

Dated this 5th day January month 2021 year.

[Signature] [Stamp: PRIMECH A & P PTE LTD, UEN 198801704H]

Signature of Purchaser (1)
Name: Vernon Cheah
NRIC: S7145 [illegible]

PRIMECH A&P PTE. LTD.

Signature of Purchaser (2)
Name:
NRIC:

Acknowledged receipt of the abovementioned option money:	[Signature] Signature of Agent Name/NRIC: Alisa Chuk JH S7718229B

ACKNOWLEDGEMENT

Pursuant to paragraph 4 above:
(a) The Vendor hereby acknowledges receipt of the said Cheque:

[Signature] [Stamp: amc Advanced Manufacturing Corporation Pte Ltd, 23 Ubi Crescent Singapore 408579, Tel: (65) 6238 8882 Fax: (65) 6238 8828]

Signature of Vendor(s)/Date
Name: Tan Kim Yong
NRIC: S1343507C

OR

(b) The Purchaser hereby acknowledges receipt of :
(i) The Option to Purchase duly signed by the Vendor and witnessed; or
(ii) the said Cheque.

Signature of Purchaser(s)/Date